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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement on Form S-4 of our report dated August 25, 1998 on the combined balance sheet of CDRJ Investments
(Lux) S.A. as of April 28, 1998 appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
New York, NY
September 4, 1998